                                                                  Exhibit 10.22

                                LEASE AGREEMENT
                                ---------------


     THIS AGREEMENT, made this 24th day of January, 2001, by and between DAUPHIN ASSOCIATES, INC., a Pennsylvania corporation maintaining offices at 1830 S. 19th Street, Harrisburg, Dauphin county, Pennsylvania (hereinafter referred to as "Lessor") and QTL Corporation, a California corporation maintaining offices at 1353 Dayton St., Salinas, Ca 93901 (hereinafter referred to as "Lessee").

                                  WITNESSETH:

     WHEREAS, Lessor is the owner of certain premises in the nature of a warehouse facility located at 1830 S. 19th Street (Rear), Harrisburg, Dauphin County, Pennsylvania; and

     WHEREAS, Lessor desires to demise and let unto Lessee and Lessee desires to enter into a lease agreement with Lessor for a portion of the aforesaid warehouse facility as more specifically defined hereinafter;

     NOW, therefore, the parties hereto, intending to be legally bound hereby, for and in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, receipt whereof is hereby acknowledged, do hereby covenant and agree by and between themselves as follows:

     1.   Premises and Basic Terms.
          ------------------------

          Lessor does hereby demise and let unto Lessee 15,000 square feet of warehouse space located at 1830 South 19th Street (Rear), Harrisburg, Dauphin County, Pennsylvania, as designated on the schematic drawing attached hereto and made a part hereof as Exhibit "A" (all of which area is hereinafter referred to as the "Premises") for the term of five (5) years and two (2) months commencing on March 1, 1997, and ending on April 30, 2002, for the rental consideration more specifically set forth hereinafter in paragraph 2 of this Lease Agreement. Possession of the premises shall begin on March 1, 1997, which shall be the effective date of the Lease. However, the rental consideration provided for hereunder shall be payable from May 1, 1997.

     2.   Rental Consideration.
          ---------------------

          Lessee agrees to pay the Lessor rental consideration at the following annual rates per year:

               lst Year (May 1, 1997 through April 30, 1998)..  $68,250
               2nd Year (May 1, 1998 through April 30, 1999)..  $68,250
               3rd Year (May 1, 1999 through April 30, 2000)..  $68,250
               4th Year (May 1, 2000 through April 30, 2001)..  $72,000
               5th Year (May 1, 2001 through April 30, 2002)..  $72,000

The above rates include a common area maintenance charge for the following: heat, water, air conditioning, real estate taxes, fire insurance on the structure, structural repairs over $100, HVAC repairs over $100, snow removal and lawn maintenance. Rent shall be due and payable on the first day of each month of the Lease term at the principal offices of Lessor at 1830 S. 19th Street, Harrisburg, Pennsylvania, in lawful money of the United States of America, in the amount of one-twelfth (1/12) of the yearly rental obligation.

     3.   Electricity: Additional Rent.
          ----------------------------

          Lessee agrees to pay as additional rent, in addition to the other rentals set forth hereinabove, all bills submitted by Lessor for electrical service or use to the premises including bills for connection or disconnection, and any and all other sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this Lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on its part to comply with the covenants of this Lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of Lessee.

     4.   Options to Renew.
          ----------------

          Lessee shall have five (5) one-year options to renew this Lease, each of which is exercisable only if Lessee has complied with all the covenants of this Lease and only if Lessor consents to the renewal. Lessee must give Lessor 60 days notice prior to the expiration of the then current lease year of its intent to exercise each renewal option. Lessee agrees to pay the Lessor rental consideration at the following annual rates per year.

          lst Renewal Year (May 1, 2002 through April 30, 2003).. $77,250 2nd Renewal Year (May 1, 2003 through April 30, 2004).. $81,000 3rd Renewal Year (May 1, 2004 through April 30, 2005).. $81,000 4th Renewal Year (May 1, 2005 through April 30, 2006).. $84,750 5th Renewal Year (May 1, 2006 through April 30, 2007).. $84,750

Rent shall be due and payable on the first day of each month of each renewal term at the principal offices of Lessor at 1830 S. 19th Street, Harrisburg, Pennsylvania, in lawful money of the United States of America, in the amount of one-twelfth (1/12) of the yearly rental obligation.

     5.   Affirmative Covenants of the Lessee.
          -----------------------------------

          Lessee covenants and agrees that it will without demand

          (a)  Payment of Rent.
               ---------------

          Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights.

          (b)  Cleaning, Repairing, Etc..
               -------------------------

          Pay for trash removal and janitorial service and otherwise keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken by Lessee and be responsible for repairs of $100 or less and minor interior repairs; keep all waste and drain pipes open; keep the premises in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this Lease.

          (c)  Requirements of Public Authorities.
               ----------------------------------

          Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or its use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.

          (d)  Fire.
               ----

          Use every reasonable precaution against fire.

          (e)  Surrender of Possession.
               -----------------------

          Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this Lease, promptly delivering to Lessor at its office all keys for the demised premises.

          (f)  Notice of Fire, Etc..
               --------------------

          Give to Lessor prompt written notice of any accident, fire or damage occurring on or to the demised premises.

     5.   Negative Covenants of Lessee.
          ----------------------------

          Lessee covenants and agrees that it will do none of the following things without the consent in writing of Lessor first had and obtained, such consent to not be unreasonably withheld by Lessor.

          (a)  Use of Premises.
               ---------------

          Occupy the demised premises in any manner or for any purpose other than for the storage of school supplies.

          (b)  Assignment and Subletting.
               -------------------------

          Assign, mortgage or pledge this Lease or under-let or sublease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sublessee assign, mortgage or pledge this Lease or such sublease, without an additional written consent by the Lessor and without such consent, no such assignment, mortgage or pledge shall be valid. If the Lessee becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

          (c)  Signs.
               -----

          Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or devise on or in any part of the premises. Lessee shall remove any sign, projection or devised painted, placed or erected, if permission has been granted, and restore the walls, etc. to their former conditions, at or prior to the expiration of this Lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this Lease) Lessor shall have the privilege of removing said stand, booth, sign, showcase, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

          (d)  Alterations, Improvements.
               -------------------------

          Make any alterations or improvements to the demised premises. In the event such alterations and improvements are made with Lessor's consent, all such alterations and improvements shall remain the property of Lessor on the date of termination of this Lease or, at the option of Lessor, shall be removed by Lessee at Lessee's expense.

          (e)  Machinery.
               ---------

          Use or operate any machinery that is harmful to the building or Lessor's employees.

          (f)  Weights.
               -------

          Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

          (g)  Fire Insurance.
               --------------

          Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease, or employ any person or persons objectionable to the fire insurance companies or carry explosive matter of any kind in and about the demised premises.

          (h)  Removal of Goods.
               ----------------

          Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first provided notice to Lessor.

          (i)  Vacate Premises.
               ---------------

          Without providing Lessor prior written notice, vacate or desert said premises during the term of this Lease, or permit the same to be empty and unoccupied.

     6.   Lessor's Rights.
          ---------------

          Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises.

          (a)  Inspection of Premises.
               ----------------------

          At all reasonable times by itself or its duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at its option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

          (b)  Sale or Rent Sign - Prospective Purchases or Tenants.
               ----------------------------------------------------

          To display a "For Sale' sign at any time, and also, after notice from either party of intention to determine this Lease, or at any time within three months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours.

     7.   Insurance.
          ---------

          Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of Lessee's use or occupancy of the premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than One Million ($1,000,000) Dollars. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

     8.   Further Insurance.
          -----------------

          (a)  Property Insurance.
               ------------------

          Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the premises, but not Lessee's fixtures, equipment, tenant improvements or tenant inventories, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance. In the event that the premises contains sprinklers then the insurance coverage shall include sprinkler leakage insurance.

          (b)  Insurance Policies
               ------------------

          Insurance required hereunder shall be in companies holding a "General Policyholders Rating"" of B plus or better as set forth in the most current issue of "Best Insurance Guide". Lessee shall deliver to Lessor certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable except after ten (10) days prior written notice to Lessor and Lessee. Neither Lessor nor Lessee shall do or permit to be done anything which shall invalidate the required insurance policies.

          (c)  Indemnity.
               ---------

          Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense.

     9.   Responsibility of Lessor.
          ------------------------

          (a)  Total Destruction of Premises.
               -----------------------------

          In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for Lessee, that the same cannot be repaired or restored within a reasonable time, this Lease shall absolutely cease and terminate, and the rent shall abate for the balance of the term.

          (b)  Partial Destruction of Premises.
               -------------------------------

          If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at its option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession.

          (c)  Repair by Lessor.
               ----------------

          Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty (30) days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

          (d)  Damage for Interruption of Use.
               ------------------------------

          Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

          (e)  Representation of Condition of Premises.
               ---------------------------------------

          The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, its officers, employees, servants and/or agents.

     10.  Structural Maintenance: Heat.
          ----------------------------

          Lessor shall be responsible for all structural maintenance of the demised premises as well as maintenance of the heating, ventilation and air conditioning equipment. Lessor shall supply heat for the demised premises as currently provided at no charge to Lessee.

     11.  Truck Access.
          ------------

          Lessee shall have access to the rear of the demised premises for delivery and pickup truck traffic. Under no circumstances shall Lessee in any way disrupt parking facilities provided for Lessor's employees.

     12.  Remedies of Lessor.
          ------------------

          If the Lessee

     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected, as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; or

     (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

     (c) Prior to giving thirty (30) days written notice to Lessor, vacates the demised premises; or

     (d) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law is instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable;

     Then and in such an event if the default or failure to perform by Lessee shall continue for more than two (2) working days following Lessee's receipt of a written notice of default from Lessor, the:

          (1) The rent for the entire unexpired balance of the term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessee which may be due and payable and in arrears, become due and payable and in arrears as if by the terms and provisions of this Lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on the date payable in advance; and if this Lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or in the event of any of the foregoing at any time at the option of Lessor;

          (2) This Lease and the terms hereby created shall terminate and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this Lease less the fair rental value actually received by Owner of the said demised premises, for the residue of said term.

     13.  Ejectment.
          ---------

          When this Lease shall be determined by condition broken, either during the original term of this Lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein demised premises, for which this Lease shall be his sufficient warrant, whereupon, if Lessor so desires, a writ of possession may issue forthwith, without any prior proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be terminated and the possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this Lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

     14.  Remedies Cumulative.
          -------------------

          All of the remedies herein before given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, or for sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     15.  Condemnation.
          ------------

          In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemn or, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall case if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

     16.  Vacating Premises.
          -----------------

          The Lessee agrees to promptly vacate the premises at the termination of the Lease term hereunder and any renewal thereof.

     17.  Security Deposit.
          ----------------

          The Lessee agrees to provide to the Lessor a security deposit in the amount of $5,687.50 at or prior to the commencement date of this Lease.

     18.  Notices.
          -------

          All notices required hereunder shall be by registered mail addressed to the parties as follows:

If to Lessor:

     Dauphin Associates, Inc.
     1830 S. 19th Street
     P.O. Box 2206
     Harrisburg, Pennsylvania 17105
     Attn: President

If to Lessee:

          QTL Corp.
          1353 Dayton St.
          Salinas, CA 93901
          Attn: President

     19.  Lease Contains All Agreements.
          -----------------------------

          It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, conditions and understandings between Lessor and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

     20.  Successors and Assignees.
          ------------------------

          All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective successors and assigns of said parties. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

     21.  Headings No Part of Lease.
          -------------------------

          Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction, or effect.

     22.  Interpretation.
          ---------------

          This Lease shall be interpreted in accord with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties have hereto caused their authorized officers to set their hands and the respective corporate seals the day and year first above written.

ATTEST:                                 DAUPHIN ASSOCIATES, INC.


/s/ illegible                           By: /s/ illegible
----------------------                     ----------------------------

                                        Title: Executive Vice President
                                              -------------------------



ATTEST:

                                        ----------------------------

/s/ illegible                           By: /s/ R.C. Elliot
----------------------                     ----------------------------

                                        Title: President
                                              -------------------------

     2.   Rental Consideration.
          --------------------

          Lessee agrees to pay the Lessor rental consideration at the following annual rates per year:

               1st Year (May 1, 1997 through April 30, 1998)..  $68,250
               2nd Year (May 1, 1998 through April 30, 1999)..  $68,250
               3rd Year (May 1, 1999 through April 30, 2000)..  $68,250
               4th Year (May 1, 2000 through April 30, 2001)..  $72,000
               5th Year (May 1, 2001 through April 30, 2002)..  $72,000

Rent shall be due and payable on the first day of each month of the Lease term at the principal offices of Lessor at 1830 S. 19th Street, Harrisburg, Pennsylvania, in lawful money of the United States of America, in the amount of one-twelfth (1/12) of the yearly rental obligation.

     3.   Electricity; Additional Rent.
          ----------------------------

          Lessee agrees to pay as additional rent, in addition to the other rentals set forth hereinabove, all bills submitted by Lessor for electrical service or use including bills for connection or disconnection, and any and all other sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this Lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on its part to comply with the covenants of this Lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of Lessee.

     4.   Options to Renew.
          ----------------

          Lessee shall have five (5) one-year options to renew this Lease, each of which is exercisable only if Lessee has complied with all the covenants of this Lease and only if Lessor consents to the renewal. Lessee must give Lessor 60 days notice prior to the expiration of the then current lease year of its intent to exercise each renewal option. Lessee agrees to pay the Lessor rental consideration at the following annual rates per year.

          1st Renewal Year (May 1, 2002 through April 30, 2003).. $77,250 2nd Renewal Year (May 1, 2003 through April 30, 2004).. $81,000 3rd Renewal Year (May 1, 2004 through April 30, 2005).. $81,000 4th Renewal Year (May 1, 2005 through April 30, 2006).. $84,750 5th Renewal Year (May 1, 2006 through April 30, 2007).. $84,750

Rent shall be due and payable on the first day of each month of each renewal term at the principal offices of Lessor at 1830 S. 19th Street, Harrisburg, Pennsylvania, in lawful money.

SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT (this "Lease" or "Sublease") is made this 14th day of August 1999, by and between Earlychildhood.com LLC, a California limited liability company maintaining offices at 2 Lower Ragsdale Drive, Suite 200, Monterey, California 93940 (hereinafter referred to as "Sub-Lessor") and US Office Products, Central Pennsylvania District, Inc., a Pennsylvania corporation maintaining offices 601 Gibson Blvd. PO Box 1575, Harrisburg, PA 17105-1575 (hereinafter referred to as "Sub-Lessee.') and consented to by DAUPHIN ASSOCIATES, INC., a Pennsylvania corporation maintaining offices at 1830 South 19th Street, Harrisburg, Dauphin County, Pennsylvania (hereinafter referred to as "Owner").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Sub-Lessor is the Lessee of certain premises in the nature of a warehouse facility located at 1830 S 19th Street (Rear), Harrisburg, Dauphin County, Pennsylvania pursuant to the terms of that certain Lease Agreement dated January 24, 1997 between Owner and Sub-Lessor, as successor-in-interest to QTL Corporation ("Prime Lease"); and

     WHEREAS, Sub-Lessor desires to demise and let unto Sub-Lessee and Sub-Lessee desires to enter into a lease agreement with Sub-Lessor for all of the aforesaid warehouse facility leased by Sub-Lessor as more specifically defined hereinafter;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, for and in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, receipt whereof is hereby acknowledged, do hereby covenant and agree by and between themselves as follows:

     1.   Premises and Basic Terms.
          ------------------------

     Sub-Lessor does hereby demise and let unto Sub-Lessee 15,000 square feet of warehouse space located at 1830 South 19th Street (Rear), Harrisburg, Dauphin County, Pennsylvania, as designated on the schematic drawing attached hereto and made a part hereof as Exhibit "A" (all of which area is hereinafter referred to as the "Premises" or "demised premises") for the term of approximately two (2) years and nine (9) months commencing on Aug. 14, 1999, and ending on April
30, 2002, for the rental consideration more specifically set forth hereinafter in paragraph 2 of this. Possession of the Premises shall begin on Aug. 14, 1999, which shall be the effective date of this Sublease. Sub-Lessor agrees to perform all of its obligations and duties as tenant under the Prime Lease in a timely manner and to take no action or omission to terminate the Prime Lease prior to its expiration. Sub-Lessee shall have the right (but not the obligation) to cure any default by Sub-Lessor under the Prime Lease and to deduct from the rent due under this Sublease any and all amounts incurred by Sub-Lessee in curing such default.

     2.   Rental Consideration.
          ---------------------

     Sub-Lessee agrees to pay the Sub-Lessor rental consideration at the following annual rates per year:

1st year   Effective Date through September 30, 2000).....................     $66,000           ($5500/month)
2nd Year   (August 1, 2000 through September 30, 2001)....................     $67,350           ($5612.50/month)
3rd Year   (August 1, 2001 through April 30, 2002)........................     $51,637.50        ($5737.50/month)

     The above rates include a common area maintenance charge for the following: heat, water, air conditioning, real estate taxes, fire insurance on the structure, structural repairs over $100, HVAC repairs over $100, snow removal and lawn maintenance. Rent shall be due and payable on the first day of each month of this Lease term at the principal offices of Sub-Lessor at 2 Lower Ragsdale Drive, Suite 200, Monterey, CA 93940, in lawful money of the United States of America, in the amount of one-twelfth (1/12) of the yearly rental obligation. All rent shall be prorated for any partial month.

     3.   Electricity; Additional Rent.
          ----------------------------

     Sub-Lessee agrees to pay as additional rent, in addition to the other rentals set forth hereinabove, all bills submitted by Sub-Lessor for electrical service or use to the Premises (which is separately metered) including bills for connection or disconnection, and any and all other sums which may become due by reason of the failure of Sub-Lessee to comply with all of the covenants of this Lease and any and all damages, costs and expenses which the Sub-Lessor may suffer or incur by reason of any default of the Sub-Lessee or failure on its part to comply with the covenants of this Lease, and each of them, in each instance after Sub-Lessee's failure to cure such default, and also any and all damages to the demised premises caused by any act or neglect of Sub-Lessee.

     4.   Options to Renew.
          ----------------

     With respect to the Premises, Sub-Lessee shall have the same rights and privileges under this Sublease as Sub-Lessor has under the Prime Lease. Where the exercise or existence of such rights under the Prime Lease are conditioned upon the giving of notice to Owner, Sub-Lessee shall exercise such rights under the Sublease by giving Sub-Lessor written notice of such exercise at least five
(5) days prior to the time specified thereto in the Prime Lease. Sub-Lessor will take all necessary or reasonable actions requested by Sub-Lessee to effect the exercise of any such rights under the Prime Lease.

     5.   Affirmative Covenants of the Sub-Lessee.
          ---------------------------------------

     Sub-Lessee covenants and agrees that it will without demand:

          (a)  Payment of Rent.
               ---------------

     Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Sub-Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Sub-Lessor's rights.

          (b)  Cleaning, Repairing, Etc.
               ------------------------

     Pay for trash removal and janitorial service and otherwise keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows or doors broken by Sub-Lessee and be responsible for repairs of $100 or less and minor interior repairs; keep all waste and drain pipes within the demised premises open; keep the Premises in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty (i) not occurring through the negligence of Sub-Lessee or its employees or agents or (ii) occurring through the negligence of Sub-Lessee or its employees or agents but covered by Sub-Lessor's insurance excepted. The Sub-Lessee agrees to surrender the demised premises in the same condition in which Sub-Lessee has herein agreed to keep the same during the continuance of this Lease, reasonable wear and tear and damage by fire or other casualty excepted.

          (c)  Requirements of Public Authorities.
               ----------------------------------

     Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Sub-Lessee's use of the demised premises, and save Sub-Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.

          (d)  Fire.
               ----

     Use reasonable precaution against fire.

          (e)  Surrender of Possession.
               -----------------------

     Peaceably deliver up and surrender possession of the demised premises to the Sub-Lessor at the expiration or sooner termination of this Lease promptly delivering to Sub-Lessor at its office all keys for the demised premises.

          (f)  Notice of Fire Etc.
               ------------------

     Give to Sub-Lessor prompt written notice of any accident, fire or damage occurring on or to the demised premises.

     6.   Negative Covenants of Sub-Lessee.
          --------------------------------

     Sub-Lessee covenants and agrees that it will do none of the following things without the consent in writing of Sub-Lessor first had and obtained, such consent to not be unreasonably withheld by Sub-Lessor:

          (a)  Use of Premises.
               ---------------

     Occupy the demised premises in any manner or for any purpose other than for the storage and distribution of office supplies and related products.

          (b)  Assignment and Subletting.
               -------------------------

     Assign, mortgage or pledge this Sublease or under-let or sublease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or Sub-Lessee further assign, mortgage or pledge this Sublease or any other such sublease, without an additional written consent by Sub-Lessor and the Owner and without such consent, no such assignment mortgage or pledge shall be valid. Sub-Lessor shall not unreasonably withhold its consent. If the Sub-Lessee becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Sub-Lessee, and such petition is not dismissed within 60 days, or a bill in equity or other proceeding for the appointment of a receiver for the Sub-Lessee is filed, or if the real or personal property of the Sub-Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant. Notwithstanding the foregoing, Sub-Lessee may assign this Sublease to a wholly-owned subsidiary of U.S. Office Products Company without the consent of Sub-Lessor or Owner so long as such assignee agrees to assume and be bound by the terms of this Sublease and has the financial creditworthiness at least equal to Sub-Lessee.

          (c)  Signs.
               -----

     Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or devise on or in any part of the premises. Sub-Lessee shall remove any sign, projection or devised painted, placed or erected, if permission has been granted, and restore the walls, etc to their former conditions, at or prior to the expiration of this Lease. In case of the breach of this covenant (in addition to all other remedies given to Sub-Lessor in case of the breach of any conditions or covenants of this Lease) Sub-Lessor shall have the privilege of removing said stand, booth, sign, showcase, projection or device, and restoring said walls, etc., to their former condition, and Sub-Lessee, at Sub-Lessor's option, shall be liable to Sub-Lessor for any and all expenses so incurred by Sub-Lessor. Notwithstanding the foregoing, Sub-Lessee shall have the right to place a sign above the dock doors and on the man door from the docks, so long as such signs are not illuminated and in compliance with all applicable laws and regulations.

          (d)  Alterations, Improvements.
               -------------------------

     Make any alterations or improvements to the demised premises. In the event such alterations and improvements are made with Sub-Lessor's consent, all such alterations and improvements shall remain the property of Sub-Lessor on the date of termination of this Lease or at the option of Sub-Lessor, determined at the time consent is granted, shall be removed by Sub-Lessee at Sub-Lessee's expense upon termination.

          (e)  Machinery.
               ---------

     Use or operate any machinery that is harmful to the building or Owner's employees.

          (f)  Weights.
               -------

     Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

          (g)  Fire Insurance.
               --------------

     Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Sublease, or employ any person or persons objectionable to the fire insurance companies or carry explosive matter of any kind (other than customary office and cleaning supplies in accordance with all applicable environmental, health, and safety laws) in and about the demised premises.

          (h)  Removal of Goods.
               ----------------

     Remove, attempt to remove or manifest an intention to remove Sub-Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first provided notice to Sub-Lessor.

          (i)  Vacate Premises.
               ---------------

     Without providing Sub-Lessor prior written notice, vacate or desert said premises during the term of this Lease, or permit the same to be empty and unoccupied.

     7.   Sub-Lessor's Rights.
          -------------------

     Sub-Lessee covenants and agrees that Sub-Lessor shall have the right to do the following things and matters in and about the demised premises:

          (a)  Inspection of Premises.
               ----------------------

     At all reasonable times, upon reasonable notice, by itself or its duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at its option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part; provided that Sub-Lessor agrees to use its reasonable best efforts to minimize any disruption to Sub-Lessee's business operations.

          (b)  Sale or Rent Sign - Prospective Purchases or Tenants.
               ----------------------------------------------------

     To display a "For Sale" sign at any time, and also, after notice from either party of intention to terminate this Sublease, or at any time within three months prior to the expiration of this Sublease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the Premises as Owner or Sub-Lessor shall require. Prospective purchasers or tenants authorized by Owner or Sub-Lessor may inspect the Premises at reasonable hours, upon reasonable notice.

     8.   Insurance.
          ---------

     Sub-Lessee shall, at Sub-Lessee's expense, obtain and keep in force during the term of this Sublease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Sub-Lessor and Sub-Lessee against any liability arising out of Sub-Lessee's use or occupancy of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than One Million ($1,000,000) Dollars. The policy shall contain cross liability endorsements and shall insure performance by Sub-Lessee of the indemnity provisions of Paragraph 9(c). The limits of said insurance shall not, however, limit the liability of Sub-Lessee hereunder. In the event that the premises constitute a part of a larger property said insurance shall have a Sub-Lessor's Protective Liability endorsement attached thereto. If Sub-Lessee shall fail to procure and maintain said insurance Sub-Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Sub-Lessee.

     9.   Further Insurance.
          -----------------

          (a)  Property Insurance.
               ------------------

     Sub-Lessor shall obtain and keep in force during the term of this Lessee a policy or policies of insurance covering loss or damage to the premises, but not Sub-Lessee's fixtures, equipment, tenant improvements or tenant inventories, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief special extended perils (all risk) but not plate glass insurance. In the event that the Premises contains sprinklers then the insurance coverage shall include sprinkler leakage insurance.

          (b)  Insurance Policies.
               ------------------

     Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B-plus or better as set forth in the most current issue of "Best Insurance Guide". Sub-Lessee shall deliver to Sub-Lessor certificates evidencing the existence and amounts of such insurance described in Paragraph 8. No such policy shall be cancelable except after ten (10) days' prior written notice to Sub-Lessor and Sub-Lessee. Neither Sub-Lessor nor Sub-Lessee shall do or permit to be done anything that shall invalidate the required insurance policies.

          (c)  Indemnity.
               ---------

     Sub-Lessee shall indemnify and hold harmless Sub-Lessor from and against any and all claims arising from Sub-Lessee's use of the Premises, or from the conduct of Sub-Lessee's business or from any activity, work or things done, permitted or suffered by Sub-Lessee in or about the Premises and shall further indemnify and hold harmless Sub-Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Sub-Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Sub-Lessee, or any of Sub-Lessee's agents, contractors, or employees, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Sub-Lessor by reason of any such claim Sub-Lessee, upon notice from Sub-Lessor, shall defend the same at Sub-Lessee's expense.

          (d)  Release and Waiver of Subrogation.
               ---------------------------------

     Sub-Lessor and Sub-Lessee each hereby release all causes of action and rights of recovery against each other and their respective agents, officers, and employees for any loss, regardless of cause or origin, to the extent of any recovery to either party from any policy(s) of insurance carried or required to be carried hereunder. Sub-Lessor and Sub-Lessee agree that any policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

     10.  Responsibility of Sub-Lessor.
          ----------------------------

          (a)  Total Destruction of Premises.
               -----------------------------

     In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through the negligence of Sub-Lessee or its employees or agents or (ii) occurring through the negligence of Sub-Lessee or its agents or employees but covered by Sub-Lessor's insurance, that the same cannot be repaired or restored within a reasonable time, this Sublease shall absolutely cease and terminate, and the rent shall abate for the balance of the term and the security deposit and any prepaid rents shall be returned to Sub-Lessee.

          (b)  Partial Destruction of Premises.
               -------------------------------

     If the damage caused as above be only partial and such that the Premises can be restored to their then condition within a reasonable time, the Sub-Lessor shall restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Sub-Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Sub-Lessor is in possession raking into account the proportion of the demised premises rendered untenantable and the duration of the Sub-Lessor's possession. If the damage caused as above be only partial, and such that the same cannot be repaired or restored within a reasonable time, this Sublease shall absolutely cease and terminate, and the rent shall abate for the balance of the term and the security deposit and prepaid rents shall be returned to Sub-Lessee.

          (c)  Repair by Sub-Lessor.
               --------------------

     Sub-Lessor shall repair the Premises or terminate this Lease by giving notice thereof to Sub-Lessee within thirty (30) days from the day Sub-Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty and shall promptly and diligently pursue such repairs to completion.

          (d)  Damage for Interruption of Use.
               ------------------------------

     Sub-Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the Premises, or the termination of this Lease by reason of the destruction of the Premises.

          (e)  Representation of Condition of Premises.
               ---------------------------------------

     The Sub-Lessor has let the demised premises in their present condition and without any representations on the part of the Sub-Lessor, its officers, employees, servants and/or agents; however, the Sub-Lessor represents that the Premises and its systems comply with all applicable laws and are in good working order and repair.

     11.  Structural Maintenance; Heat.
          ----------------------------

     Owner shall be responsible for all structural maintenance of the demised premises as well as maintenance of the heating, ventilation and air conditioning equipment. Sub-Lessor shall supply heat for the demised premises as currently provided at no charge to Sub-Lessee.

     12.  Truck Access.
          ------------

     Sub-Lessee shall have access to the rear of the demised premises at two (2) loading docks for delivery and pickup truck traffic. Under no circumstances shall Sub-Lessee disrupt parking facilities provided for Owner's employees.

     13.  Remedies of Sub-Lessor.
          ----------------------

     If the Sub-Lessee:

          (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included or agreed to be treated or collected, as rent and/or any other charge, expense, or cost herein agreed to be paid by the Sub-Lessee; or

          (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

          (c) Prior to giving thirty (30) days written notice to Sub-Lessor, vacates the demised premises; or

          (d) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Sub-Lessee, and such petition is not dismissed within 60 days, or a bill in equity or other proceeding for the appointment of a receiver for the Sub-Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law is instituted by or against Sub-Lessee, and such proceedings are not dismissed within 60 days, or if the real or personal property of the Sub-Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable;

     Then and in such an event if the default or failure to perform by Sub-Lessee shall continue for more than two (2) working days (for a monetary default) or thirty (30) calendar days (for a non-monetary default) following Sub-Lessee's receipt of a written notice of default from Sub-Lessor:

               (1) The rent for the entire unexpired balance of the term of this Sublease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Sub-Lessee, or at the option of Sub-Lessor any part thereof and also all costs shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Sub-Lessee which may be due and payable and in arrears, become due and payable and in arrears as if by the terms and provisions of this Sublease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on the date payable in advance; and if this Sublease or any part thereof is assigned, or if the premises or any part thereof is sublet Sub-Lessee hereby irrevocably constitutes and appoints Sub-Lessor as Sub-Lessee's agent to collect the rents due by such assignee or Sub-Lessee and apply the same to the rent due hereunder without in any way affecting Sub-Lessee's obligation to pay any unpaid balance of rent due hereunder; or in the event of any of the foregoing at any time at the option of Sub-Lessor;

               (2) This Sublease and the terms hereby created shall terminate and become absolutely void without any right on the part of the Sub-Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Sub-Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this Lease less the fair rental value actually received by Sub-Lessor for the residue of said term.

     14.  Ejectment.
          ---------

     When this Lease shall be determined by condition broken, either during the original term of this Lease or any renewal or extension thereof and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Sub-Lessee to file an agreement for entering in any competent court an amicable action and judgment in ejectment against Sub-Lessee and all persons claiming under Sub-Lessee for the recovery by Owner or Sub-Lessor of possession of the herein demised premises, for which this Lease shall be his sufficient warrant, whereupon, if Owner or Sub-Lessor so desires, a writ of possession may issue forthwith, without any prior proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be terminated and the possession of the Premises hereby demised remain in or be restored to Sub-Lessee, Owner or Sub-Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this Lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said Premises.

     15.  Remedies Cumulative.
          -------------------

     All of the remedies herein before given to Sub-Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Sublease or the taking or recovering of the Premises shall deprive Sub-Lessor of any of its remedies or actions against the Sub-Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no termination or for sums due at the time or which under the terms hereof, would in the future become due as if there has been no termination nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Premises.

     16.  Condemnation.
          ------------

     In the event that the demised premises or any part thereof is taken or condemned for a public or quasi-public use, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall case if the entire Premises be so taken. In either event the Sub-Lessee waives all claims against the Sub-Lessor by reason of the complete or partial taking of the demised premises relating to the leasehold, but not to Sub-Lessee's property or improvements, moving or relocation costs.

     17.  Vacating Premises.
          -----------------

     The Sub-Lessee agrees to promptly vacate the Premises at the termination of the Lease term hereunder and any renewal thereof.

     18.  Security Deposit.
          ----------------

     The Sub-Lessee agrees to provide to the Sub-Lessor a security deposit in the amount of $5,500.00 at or prior to the commencement date of this Lease.
Said sum shall be held by Sub-Lessor as security for the faithful performance by Sub-Lessee of all the terms, covenants and conditions of this Sublease to be kept and performed by Sub-Lessee and not as an advance rental deposit or as a measure of Sub-Lessors damage in case of Sub-Lessee's default. If Sub-Lessee defaults with respect to any provision of this Sublease, Sub-Lessor may use any part of this security deposit for the payment of any rent or any other sum in default, or to compensate Sub-Lessor for any other loss or damage which Sub-Lessor may incur, spend or become obligated to spend by reason of Sub-Lessee's default, or to compensate Sub-Lessor for any other loss or damage which Sub-Lessor may suffer by reason of Sub-Lessee's default. If any portion is so used, Sub-Lessee shall within five (5) days after written demand therefor, deposit with Sub-Lessor an amount sufficient to restore the security deposit to its original amount. Sub-Lessee's failure to do so shall be a material breach of this Sublease. If Sub-Lessee shall fully and faithfully perform every provision of this Sublease to be performed by it, the security deposit or any balance thereof shall be returned after termination of this Sublease when Sub-Lessor shall have reasonably determined that all of Sub-Lessee's obligations have been fulfilled.

     19.  Notices.
          -------

     All notices required hereunder shall be by registered mail, return receipt requested, addressed to the parties as follows:

     If to Owner:

          Dauphin Associates, Inc.
          1830 S.19th Street
          P.O. Box 2206
          Harrisburg, Pennsylvania 17105
          Attn:  President

     If to Sub-Lessee:

          US Office Products, Central Pennsylvania District, Inc.
          601 Gibson Blvd.
          PO Box 1575 Harrisburg, PA 17105-1575
          Attn: David Snider

          US Office Products Company
          1025 Thomas Jefferson St. NW
          Suite 600 East
          Washington, D.C. 20007
          Attention: General Counsel

     If to Sub-Lessor:

          Earlychildhood.com LLC
          2 Lower Ragsdale Drive, Suite 200
          Monterey, CA 93940
          Attn: Ronald Elliott - President

          Law Office of Michael Gaitley
          351 California Street, Suite 700
          San Francisco, CA 94104

     20.  Lease Contains All Agreements.
          -----------------------------

     It is expressly understood and agreed by and between the parties hereto that this Sublease sets forth all the promises, agreements, conditions and understandings between Owner, Sub-Lessor and Sub-Lessee relative to the sublease by Sub-Lessee of the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them on such subject matter other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Sublease shall be binding upon Sub-Lessor or Sub-Lessee unless reduced to writing and signed by them.

     21.  Successors and Assignees.
          ------------------------

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective successors and assigns of said parties. No rights, however, shall inure to the benefit of any assignee of Sub-Lessee unless the assignment to such assignee has been approved by Sub-Lessor and Owner in writing as aforesaid, or is otherwise permitted under the terms of paragraph 6(b) hereof.

     22.  Headings No Part of Lease.
          -------------------------

     Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Sublease nor shall they affect its meaning, construction, or effect.

     23.  Interpretation.
          --------------

     This Lease shall be interpreted in accord with the laws of the Commonwealth of Pennsylvania.

     24.  Quiet Enjoyment.
          ---------------

          (a) Sub-Lessor covenants that it has the right to make this Sublease for the term aforesaid, and that if Sub-Lessee shall pay the rent and perform all of the covenants, terms, and conditions, and agreements of this Sublease to be performed by Sub-Lessee, Sub-Lessee shall, during the term hereof, freely, peaceably, and quietly occupy and enjoy the full possession of the demised premises without molestation, hindrance, or ejection by Sub-Lessor.

          (b) Sub-Lessor covenants not to take any action or fail to take any action under the terms of the Prime Lease which would in any way preclude or diminish the full enjoyment of any and all privileges of Sub-Lessee under the terms of this Sublease. In furtherance of the foregoing, the Sub-Lessor hereby appoints Sub-Lessee as its attorney-in-fact to exercise any options or rights granted to Sub-Lessor under the terms of the Prime Lease. The foregoing appointment of Sub-Lessee as Sub-Lessor's attorney-in-fact shall be deemed to be a power coupled with an interest and irrevocable. Sub-Lessor shall not in any way modify the provisions of the Prime Lease or exercise any of the rights or privileges thereunder without Sub-Lessee's prior written consent.

     IN WITNESS WHEREOF, the parties have hereto caused their authorized officers to set their hands and the respective corporate seals the day and year first above written.


WITNESS:                            EARLYCHILDHOOD.COM LLC

/s/ Allison Craig                   /s/ Ronald Elliott
-------------------------           -------------------------
                                    By:  Ronald Elliott
                                    President


WITNESS:                            US OFFICE PRODUCTS, CENTRAL PENNSYLVANIA
                                    DISTRICT, INC.

/s/ illegible
-------------------------           By: /s/ illegible
                                       ----------------------------
                                    Title: Vice President
                                          -------------------------

                                  EXHIBIT "A"
                                  -----------

                                   Premises
                                   --------

[COMPANY LOGO APPEARS HERE]

     August 17, 1999

     QTL Corporation
     Attn: President
     1353 Dayton St.
     Salinas, CA 93901

          Re:  Lease of Warehouse Space
               1830 S. 19/th/ St., Harrisburg, PA

     Dear Sir:

     Pursuant to the terms of our lease agreement dated January 24, 1997 for subject property, in particular to paragraph 5.(b), we consent to your subleasing the space to U.S. Office Products, Central Pennsylvania District, Inc. on or about September 1, 1999. We request that you send us a copy of the sublease agreement after it has been executed.

     This consent does not change any terms of the lease agreement between QTL and Dauphin Associates, nor does it relieve QTL of any obligations under the lease. QTL will continue to make payments to Dauphin through the balance of the lease term.

     Sincerely,


     /s/ Joseph D. Canfield
     Executive Vice President

     Cc: Mr. Mike Alderman--CIR


                                     -28-